UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                           Form 8-K/A
                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934

 Date of Report (Date of earliest event reported) April 10, 1997




                       ARDEN REALTY, INC.
     (Exact name of registrant as specified in its charter)



     Maryland                     1-12193               95-4578533
(State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)             File Number)          Identification No.)



9100 Wilshire Boulevard, East Tower, Suite 700      90212
     Beverly Hills, California
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:    (310) 271-8600

 Item 7.  Financial Statements and Exhibits

(a)  Financial statements of properties acquired

535 Brand

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statements of Revenue and Certain Expenses for the Years Ended
     December 31, 1996, 1995 and 1994
   Notes to Statements of Revenue and Certain Expenses

Whittier Financial Center, Clarendon Crest and California Twin Centre

Combined Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Combined Statement of Revenue and Certain Expenses for the
      Year Ended December 31, 1996
   Notes to Combined Statement of Revenue and Certain Expenses

10780 Santa Monica

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

Noble Professional Center

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

South Bay Centre

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

8383 Wilshire

Statement of Revenue and Certain Expenses:
   Report of Independent Auditors
   Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996
   Notes to Statement of Revenue and Certain Expenses

(b)  Pro forma financial information.

                 REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statements of revenue and certain expenses of 535 Brand for each of the three years in the period ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 535 Brand. Our responsibility is to express an opinion on the statements of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statements are not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statements of revenue and certain expenses of 535 Brand present fairly, in all material respects, the revenue and certain expenses, as defined above, of 535 Brand for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                           Ernst & Young LLP

Los Angeles, California
March 4, 1997

                            535 BRAND
           STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                          (In thousands)


                                         Year ended December 31,
                                         1996      1995    1994
Revenue:
   Rental                                $707      $799    $870
   Tenant reimbursements                   74        86     102
   Parking-net of expenses                 90        92      84
Total revenue                             871       977   1,056
Certain Expenses:
   Property operating and maintenance     350       359     404
   Real estate taxes                       75        74      71
   Insurance                               34        27      27
Total certain expenses                    459       460     502
Excess of revenue over
   certain expenses                      $412      $517    $554

See accompanying notes to statements of revenue and certain expenses.

                            535 BRAND

       NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

      For the years ended December 31, 1996, 1995 and 1994


1.   Organization  and  Summary  of  Significant  Accounting Policies

 Organization

     The accompanying statements of revenue and certain expenses include the operations of 535 Brand (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from Arthur Gilbert, a minority interest OP Unit holder and former member of the Board of Directors of the Company. The Property was acquired for $10,175,000 and has 109,187 rentable square feet.

 Basis of Presentation

     The accompanying statements have been prepared to comply with rules and regulations of the Securities and Exchange
Commission.

     The accompanying statements are not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

        1997            $  372,000
        1998               298,000
        1999               248,000
        2000               221,000
        2001               215,000
        Thereafter         342,000
                        $1,696,000

     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, two of the Property's tenants accounted for approximately 55% of the Property's aggregate annualized base rent.

                 REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying combined statement of revenue and certain expenses of the Whittier Financial Center, Clarendon Crest and California Twin Centre (the "Properties") for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Properties.

     In our opinion, the combined statement of revenue and certain expenses of Whittier Financial Center, Clarendon Crest and California Twin Centre presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                            Ernst & Young LLP

Los Angeles, California
February 24, 1997

           WHITTIER FINANCIAL CENTER, CLARENDON CREST
                   AND CALIFORNIA TWIN CENTRE

       COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996
                          (In thousands)



Revenue:
Rental                                    $5,580
Tenant reimbursements                        225
Parking-net of expenses                      228
Other                                         15
Total revenue                              6,048
Certain Expenses:
Property operating and maintenance         1,243
Real estate taxes                            350
Insurance                                    164
Total certain expenses                     1,757
Excess of revenue over certain expenses   $4,291

See accompanying notes to statement of revenue and certain expenses.

           WHITTIER FINANCIAL CENTER, CLARENDON CREST
                   AND CALIFORNIA TWIN CENTRE

   NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996


1.   Organization  and  Summary  of  Significant  Accounting Policies

 Organization

     The accompanying combined statement of revenue and certain expenses include the operations of three commercial office properties located in Southern California (the "Properties") which were acquired by Arden Realty, Inc., a Maryland corporation
(the "Company") from the same nonaffiliated third party.

     The Properties acquired are as follows:
Property Name               Southern California   Approximate
                            Location              Rentable        Acquisition
                                                  Square Footage  Price

Whittier Financial Center   Whittier              135,415         $14,327,000
Clarendon Crest             Woodland Hills         43,063           5,222,000
California Twin Centre      Bakersfield           155,189          19,528,000
                                                                  $39,077,000

Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission. The accompanying statement was prepared on a combined basis because the properties were acquired from a single owner. There are no interproperty accounts to be eliminated.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Properties.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Properties

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

          1997        $ 5,650,000
          1998          5,406,000
          1999          5,214,000
          2000          4,959,000
          2001          3,507,000
          Thereafter    4,000,000
                      $28,736,000

     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Properties is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, five of the Properties' tenants accounted for approximately 60% of the Properties' aggregate annualized base rent.

                 REPORT OF INDEPENDENT AUDITORS





Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of 10780 Santa Monica for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 10780 Santa Monica. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of 10780 Santa Monica presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 10780 Santa Monica for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                           Ernst & Young LLP

Los Angeles, California
February 28, 1997

                       10780 SANTA MONICA
            STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the Year Ended December 31, 1996
                          (In thousands)



  Revenue:
  Rental                                 $1,455
  Tenant reimbursements                      57
  Parking-net of expenses                   136
  Other                                       2
  Total revenue                           1,650
  Certain Expenses:
  Property operating and maintenance        303
  Real estate taxes                          88
  Insurance                                  26
  Total certain expenses                    417
Excess of revenue over certain expenses  $1,233


See accompanying notes to statement of revenue and certain expenses.

                       10780 SANTA MONICA

       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996



1.   Organization  and  Summary  of  Significant  Accounting
Policies

 Organization

     The accompanying statement of revenue and certain expenses include the operations of 10780 Santa Monica (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for $10,533,000 and has 92,486 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

          1997                $1,024,000
          1998                   679,000
          1999                   481,000
          2000                   315,000
          2001                   155,000
          Thereafter                   -
                              $2,654,000

     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.

                 REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of Noble Professional Center for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Noble Professional Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of Noble Professional Center presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Noble Professional Center for the year ended December
31, 1996, in conformity with generally accepted accounting principles.


                            Ernst & Young LLP

Los Angeles, California
March 7, 1997

                    NOBLE PROFESSIONAL CENTER
            STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the Year Ended December 31, 1996
                          (In thousands)



Revenue:
Rental                                   $794
Tenant reimbursements                       5
Parking-net of expenses                    51
Total revenue                             850
Certain Expenses:
Property operating and maintenance        258
Real estate taxes                          59
Insurance                                  30
Total certain expenses                    347
Excess of revenue over certain expenses  $503


See accompanying notes to statement of revenue and certain expenses.

                    NOBLE PROFESSIONAL CENTER

       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996



1.   Organization and Summary of Significant Accounting Policies

 Organization

     The accompanying statement of revenue and certain expenses include the operations of Noble Professional Center (the
"Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for $6,720,000 and has approximately 51,828 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange
Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

        1997         $  848,000
        1998            868,000
        1999            554,000
        2000            301,000
        2001            135,000
        Thereafter       25,000
                     $2,731,000

     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1996, three of the Property's tenants accounted for approximately 54% of the Property's aggregate annualized base rent.

                 REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of South Bay Centre for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of South Bay Centre. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of South Bay Centre presents fairly, in all material respects, the revenue and certain expenses, as defined above, of South Bay Centre for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                            Ernst & Young LLP

Los Angeles, California
May 7, 1997

                        SOUTH BAY CENTRE
            STATEMENT OF REVENUE AND CERTAIN EXPENSES
              For the Year Ended December 31, 1996
                          (In thousands)



Revenue:
Rental                                     $2,691
Tenant reimbursements                         143
Other                                          26
Total revenue                               2,860
Certain Expenses:
Property operating and maintenance            974
Real estate taxes                             190
Insurance                                     106
Total certain expenses                      1,270
Excess of revenue over certain expenses    $1,590


See accompanying notes to statement of revenue and certain expenses.

                        SOUTH BAY CENTRE

       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996

1.   Organization and Summary of Significant Accounting Policies

 Organization

     The accompanying statement of revenue and certain expenses include the operations of South Bay Centre (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for $19,100,000 and has 202,830 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization, land lease expense, and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

         1997               $11,521,000
         1998                10,622,000
         1999                 9,466,000
         2000                 7,718,000
         2001                 5,362,000
         Thereafter           6,774,000
                            $51,463,000

     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At
December 31, 1996, two of the Property's tenants accounted for approximately 54% of the Property's aggregate annualized base rent.

                 REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of 8383 Wilshire for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 8383 Wilshire. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses of 8383 Wilshire presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 8383 Wilshire for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                          Ernst & Young LLP

Los Angeles, California
April 24, 1997

                          8383 WILSHIRE

            STATEMENT OF REVENUE AND CERTAIN EXPENSES

              For the Year Ended December 31, 1996
                          (In thousands)

     Revenue:
     Rental                                        $6,628
     Parking-net of expenses                          832
     Other income                                      31
     Total revenue                                  7,491
     Certain Expenses:
     Property operating and maintenance             2,003
     Real estate taxes                                634
     Insurance                                        230
       Total certain expenses                       2,867
       Excess of revenue over certain expenses     $4,624


See accompanying notes to statement of revenue and certain expenses.

                          8383 WILSHIRE

       NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

               For the Year Ended December 31, 1996



1.   Organization and Summary of Significant Accounting Policies

 Organization

     The accompanying statement of revenue and certain expenses include the operations of 8383 Wilshire (the "Property") located in Southern California which was acquired by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party. The Property was acquired for approximately $59,000,000 and has 417,463 rentable square feet.

 Basis of Presentation

     The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

     The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operation of the Property.

 Revenue Recognition

     Rental revenue is recognized on a straight-line basis over the terms of the related leases.

 Use of Estimates

     The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. Commercial Office Property

     The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows:

     1997                   $ 5,881,000
     1998                     4,654,000
     1999                     3,981,000
     2000                     3,238,000
     2001                     2,448,000
     Thereafter               3,784,000
                            $23,986,000

     The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

     Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts.


                       ARDEN REALTY, INC.

      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                           (Unaudited)


     The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1997 is presented as if the acquisition of properties acquired subsequent to March 31, 1997 and on or prior to May 12, 1997, including the properties described in Item 2 of the related Form 8-K filed on May 22, 1997
(the "Second Quarter 1997 Acquisitions"), had been consummated on March 31, 1997. The following unaudited pro forma condensed consolidated statements of operations for the three months ended
March 31, 1997 and for the year ended December 31, 1996 are presented as if: (i) the consummation of the initial public offering of common stock in October 1996 (the "IPO"), and related formation transactions in connection with the IPO; (ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); and (iii) the acquisition of properties acquired during 1997 (the "1997 Acquisitions") had occurred at January 1, 1996.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                       ARDEN REALTY, INC.

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                      As of March 31, 1997
                           (Unaudited)
                          (in thousands)

                                                      Pro Forma
                                        Arden         Second Quarter    Arden Realty,
                                        Realty, Inc.  1997              Inc. Pro Forma
                                                      Acquisitions(A)
ASSETS

Commercial office properties, net       $580,636      $100,800           $681,436
Cash and cash equivalents                    822          (750)                72
Rents and other receivables                2,093            --              2,093
Deferred rent                              6,609            --              6,609
Prepaid financing and leasing
   costs, net                              4,485            --              4,485
Prepaid expenses and other assets          4,693          (850)             3,843
   Total                                $599,338      $ 99,200           $698,538

LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage loans payable                  $137,800       $37,200           $175,000
Unsecured lines of credit                 60,000        62,000            122,000
Accounts payable and accrued
   expenses                                9,243            --              9,243
Security deposits                          3,958            --              3,958
Dividends and distributions payable        8,677            --              8,677
   Total liabilities                     219,678        99,200            318,878
Minority interests in
   Operating Partnership                  47,563            --             47,563

Stockholders' equity:
   Common Stock                              217            --                217
   Additional paid-in capital            331,880            --            331,880
   Retained earnings                          --            --                 --
Total stockholders' equity               332,097            --            332,097
     Total liabilities and
       stockholders' equity             $599,338       $99,200           $698,538

See accompanying notes.

                       ARDEN REALTY, INC.

    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

            For the Three Months Ended March 31, 1997
                           (Unaudited)
              (in thousands, except per share data)

                                             Pro Forma Adjustments
                           Arden          Pre-Acquisition       Other        Arden Realty
                           Realty, Inc.   Period for the        Adjustments  Inc. Pro Forma
                                          1997 Acquisitions(C)
Revenues
   Rental                   $21,892         $4,592                $155(D)    $26,639
   Tenant reimbursements        958             89                  --         1,047
   Parking-net                1,490            344                  --         1,834
   Other                        576             28                  --           604
                             24,916          5,053                 155        30,124
Other income                     54             --                  --            54
     Total revenue           24,970          5,053                 155        30,178

Expenses
   Property expenses          7,894          1,905                 113(F)      9,912
   REIT general
     and administrative         918             --                  82(G)      1,000
   Interest                   3,024             --               2,485(H)      5,509
   Depreciation
     and amortization         3,562             --                 653(I)      4,215
Total expenses               15,398          1,905               3,333        20,636

Income before
   minority interests         9,572          3,148              (3,178)        9,542
Minority interests           (1,134)            --                   3(J)     (1,131)
Net income                   $8,438         $3,148             $(3,175)      $ 8,411

Weighted average
common shares
outstanding before
the conversion of
OP Units                     21,921                                           21,921

Net income per common share   $0.38                                            $0.38

See accompanying notes.

                               ARDEN REALTY, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                   (Unaudited)
                      (in thousands, except per share data)



                                           Pro  Forma Adjustments
                  Arden Realty,     Arden Predecessors Equity in Net Loss    Pre-acquisition                           Arden
                  Inc. Consolidated Combined Jan. 1,   of Noncombined        Period for the                            Realty,
                  Oct. 9, 1996 to   1996 to Oct. 8,    Entities Jan. 1, 1996    1996          1997          Other      Inc. Pro
                  Dec. 31, 1996        1996            to Oct. 8, 1996       Acquisitions(B) Acquisitions  Adjustments Forma
Revenues
  Rental           $17,041            $32,287             $12,828              $23,095         $18,387      $767 (D)   $104,405
  Tenant
    reimbursements     803              2,031                 243                  733             530        --           4,340
  Parking-net        1,215              3,692                 846                1,161           1,337        --           8,251
  Other                375              1,125                 357                  606              79        --           2,542
                    19,434             39,135              14,274               25,595          20,333       767         119,538
  Other income         138              1,330                  --                   --              --    (1,253)(E)         215
Total revenues      19,572             40,465              14,274               25,595          20,333      (486)        119,753

Expenses
Property expenses    6,005             14,224               6,053               11,449           7,602       559(F)       45,892
 General and
   administrative      753              1,758                  --                   --              --     1,489(G)        4,000
Interest             1,280             24,521               7,356                   --              --   (11,124)(H)      22,033
 Depreciation and
   amortization      3,108              5,264               2,705                   --              --     5,423(I)       16,500
Total expenses      11,146             45,767              16,114               11,449           7,602    (3,653)         88,425


Equity in net
(loss) of
noncombined
entities                --               (336)                336                   --              --        --              --

Income (loss)
before minority
interests and
extraordinary
items                8,426             (5,638)            (1,504)               14,146          12,731      3,167         31,328

Minority interests    (993)               721               (721)                   --              --     (2,719)(J)     (3,712)

Income (loss)
 before
extraordinary
items                7,433             (4,917)            (2,225)               14,146          12,731        448         27,616

Extraordinary
(loss) gain on
early
extinguishment of
debt, net of
minority interests
share              (13,105)            1,877                   --                   --              --     11,228(K)          --

Net (loss) income  $(5,672)          $(3,040)             $(2,225)             $14,146         $12,731    $11,676        $27,616

Weighted average
common shares
 outstanding
before conversion
 of OP Units        21,680                                                                                                21,680

Net (loss) income
 per common share   $(0.26)                                                                                                $1.27

     See accompanying notes.

                                ARDEN REALTY, INC.

               NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

                                   (Unaudited)
                                  (in thousands)

1. Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

     The adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 are as follows:

 A. Acquisition of the Second Quarter 1997 Acquisitions with $1,600,000 of cash and deposits and with proceeds of $37,200,000 of mortgage loans payable and $62,000,000 on the unsecured lines of credit

     Purchase price and actual and estimated additional closing costs of the Second Quarter 1997 Acquisitions are as follows:

       Second Quarter 1997 Acquisitions          Purchase Price

       10780 Santa Monica                         $ 10,550
       Clarendon Crest                               5,250
       Noble Professional Center                     6,750
       South Bay Centre                             19,150
       8383 Wilshire                                59,100
       Total                                      $100,800

2. Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

     The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 1997 and the year ended December 31, 1996 are set forth below:

     B. Represents the preacquisition period for the 17 properties acquired in 1996.

                                1996 Acquisitions
                      For the Year Ended December 31, 1996
                    400                      Imperial                             10351
                   Corporate  5832     9665   Bank    100                 303     Santa    2730     Grand
                    Pointe    Bolsa  Wilshire Tower  Broadway  Norwalk  Glenoaks  Monica  Wilshire  Avenue
Revenue
  Rental            $390       $80     $548  $1,351  $1,554    $1,387   $1,980    $1,134  $  960      $ --
  Tenant
    reimbursements   103        --       19      29     107        40      48         11      --        --
  Parking, net        28        10       58     124      88        66      129        99      43        --
  Other               23        --       32      15      74         4      138         7      12        --
Total revenues       544        90      657   1,519   1,823     1,497    2,295     1,251   1,015        --
Property expenses    123         8      203     574     581       578      956       551     451        --
Excess of revenue
  over certain
  expenses          $421       $82     $454  $  945  $1,242    $  919   $1,339    $  700  $  564      $ --

                     Burbank                      Los
                     Executive Plaza              Angeles           Sumitomo   10350
                     and California     Center    Corporate  5200      Bank    Santa
                     Federal Building  Promenade   Center   Century  Building  Monica     Total
Revenue
   Rental                 $2,156        $2,097     $5,882   $1,021   $1,926      $629     $23,095
Tenant
reimbursements                --            51        128      115       79         3         733
   Parking, net              164            --         --       40      254        58       1,161
   Other                      --            --        288        2        9         2         606
Total revenues             2,320         2,148      6,298    1,178    2,268       692      25,595
Property expenses            976           982      2,881    1,188    1,070       327      11,449
Excess of revenue
  over certain
  expenses                $1,344        $1,166     $3,417   $  (10)   $1,198     $365     $14,146

C.  Represents the actual preacquisition results for the 1997 Acquisitions:

                              The 1997 Acquisitions
                      For the Year Ended December 31, 1996

                                                                     c>
                                  Whittier
                                  Financial,
                                  Clarendon
                           10780  Crest, and              Noble      South
                     535   Santa  California    6800    Professional Bay     8383
                     Brand Monica Twin Centre Owensmouth  Center     Center  Wilshire  Total
Revenue
   Rental            $707  $1,455   $5,580      $532       $794      $2,691   $6,628  $18,387
   Tenant
     reimbursements    74      57      225        26          5         143       --      530
   Parking, net        90     136      228        --         51          --      832    1,337
   Other               --       2       15         5         --          26       31       79
      Total revenues  871   1,650    6,048       563        850       2,860    7,491   20,333
Property expenses     459     417    1,757       485        347       1,270    2,867    7,602
Excess of revenue
  over certain
  expenses           $412  $1,233   $4,291      $ 78       $503      $1,590   $4,624  $12,731

                Pre-Acquisition Period For the 1997 Acquisitions
                    For the Three Months Ended March 31, 1997
                                       Whittier
                                       Financial,
                                       Clarendon
                              10780    Crest, and                   Noble     South
                     535      Santa    California     6800       Professional  Bay     8383
                     Brand    Monica   Twin Centre   Owensmouth     Center    Centre  Wilshire   Total
Revenue
   Rental            $147     $385       $1,265         $153         $258      $696    $1,688    $4,592
   Tenant
     reimbursements     3        4           51            1            1        29        --        89
   Parking,  net       14       36           58           --           --        --       236       344
   Other               --       --            3           --           --         3        22        28
Total revenues        164      425        1,377          154          259       728     1,946     5,053
Property expenses      98      115          395          121          125       277       774     1,905
Excess of revenue
  over certain
  expenses            $66     $310         $982          $33         $134      $451    $1,172    $3,148


D. Increase in rental revenue to adjust the 1996 Acquisitions and the 1997 Acquisitions to straightline rental revenue calculated as though the properties were purchased at January 1, 1996

E. Decrease in other income to eliminate nonrecurring construction fees which would not have been realized by the Company and certain management fees that will not be earned.

F. Increase in property general and administrative expenses related to additional property payroll costs relating to the 1997 Acquisitions for the period ended March 31, 1997 and to the 1996 Acquisitions and 1997 Acquisitions for the period ended December 31, 1996.

G. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.

H.  Increase (decrease) in interest expense:

   Incremental increase (decrease) in interest expense associated with the acquisitions of properties acquired during 1997 and 1996, net of mortgage debt repaid in connection with the IPO for the year ended December 31, 1996


                                        Three Months Ended     Year Ended
                                          March 31, 1997     December 31, 1997

I.  Increase in depreciation expense:

Increase in depreciation expense to
 reflect a full quarter of depreciation
 for the 1997 Acquisitions for the three
 months ended March 31, 1997 and a full
 year of depreciation for the 1996
 Acquisitions and 1997 Acquisitions for
 the year ended December 31, 1996,
 utilizing a 40 year useful life for
 buildings and a 10 year useful life
 for improvements                             $   653           $ 5,293
Increase in depreciation due to the
 fair value of consideration paid in
 excess of book value of interests
 in properties acquired from nonaffiliates
 in connection with the completion of the IPO      --               130
   Net increase in depreciation expense       $   653           $ 5,423


J. To reflect adjustment for minority interest of 11.85% in the Operating Partnership.

K. To eliminate net extraordinary loss related to early extinguishment of debt.


(c)  Exhibits.



                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ARDEN REALTY, INC.


Date: July 8, 1997         By:  /s/ Diana M. Laing
                               Diana M. Laing
                               Chief Financial Officer